SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 30, 2002


                         NORFOLK SOUTHERN CORPORATION
                         ----------------------------
            (Exact name of registrant as specified in its charter)


             Virginia                          1-8339                          52-1188014
     -------------------------        -------------------------         -------------------------
 (State or other jurisdiction of      (Commission File Number)               (IRS Employer
          incorporation)                                                  Identification No.)
     -------------------------        -------------------------         -------------------------


           Three Commercial Place
              Norfolk, Virginia                      23510-9241
---------------------------------------------   ---------------------
  (Address of principal executive offices)           (Zip Code)

                                (757) 629-2680
                             ---------------------
                        (Registrant's telephone number,
                             including area code)

                                Not Applicable
                         ----------------------------
         (Former name or former address, if changed since last report)



ITEM 5.           Other Events.

         On April 30, 2002, Norfolk Southern Corporation (the "Corporation") issued and sold $200,000,000 aggregate principal amount of its 6% Senior Notes due April 30, 2008 (the "Securities"). The Securities were issued pursuant to the Corporation's Underwriting Agreement, dated April 25, 2002 (the "Base Underwriting Agreement") and the Pricing Agreement, dated April 25, 2002 (the "Pricing Agreement" and, together with the Base Underwriting Agreement, the "Underwriting Agreement") by and between the Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named in the Pricing Agreement (the "Underwriters"), which Pricing Agreement incorporates in its entirety all the provisions of the Base Underwriting Agreement. The Securities were issued under the Indenture, dated as of January 15, 1991, between the Corporation and U.S. Trust Bank National Association, formerly known as First Trust of New York, National Association, as successor trustee (the "Trustee"), as supplemented by a First Supplemental Indenture, dated as of May 19, 1997, between the Corporation and the Trustee, a Second Supplemental Indenture, dated as of April 26, 1999, between the Corporation and the Trustee, a Third Supplemental Indenture, dated as of May 23, 2000, between the Corporation and the Trustee, a Fourth Supplemental Indenture, dated as of February 6, 2001, between the Corporation and the Trustee, a Fifth Supplemental Indenture, dated as of July 5, 2001, between the Corporation and the Trustee, and a Sixth Supplemental Indenture, dated as of April 30, 2002, between the Corporation and the Trustee.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits:

                  1.1(a) Base Underwriting Agreement of the Corporation, dated April 25, 2002.

                  1.1(b) Pricing Agreement, dated April 25, 2002, between the Corporation, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the Underwriters named in the Pricing Agreement.

                  4.1 Sixth Supplemental Indenture, dated as of April 30, 2002, between the Corporation and U.S. Bank Trust National Association, as Trustee.

                  5.1 Opinion of James A. Squires, Esq., Senior General Counsel of the Corporation.

                  5.2 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Corporation.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 30, 2002                  NORFOLK SOUTHERN CORPORATION
                                            (Registrant)


                                         By: /s/ William J. Romig
                                             -------------------------------
                                             Name:  William J. Romig
                                             Title: Vice President & Treasurer




                                 EXHIBIT INDEX

Exhibit
Number            Description


1.1(a)            Base Underwriting Agreement of the Corporation, dated April
                  25, 2002.

1.1(b) Pricing Agreement, dated April 25, 2002, between the Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the Underwriters named in the Pricing Agreement.

4.1 Sixth Supplemental Indenture, dated as of April 30, 2002, between the Corporation and U.S. Bank Trust National Association, as Trustee.

5.1 Opinion of James A. Squires, Esq., Senior General Counsel of the Corporation.

5.2 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Corporation.